Exhibit 99.2

SunCoke Energy, Inc. Q4 2015 Earnings Conference call January 28, 2016 sunCoke Energytm

This slide presentation should be reviewed in conjunction with the Fourth Quarter 2015 earnings release of SunCoke Energy, Inc. (SXC) and conference call held on January 28, 2016 at 11:00 a.m. ET. Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. SXC Q4 2015 Earnings Call 1

Achieved solid safety, environmental and operating performance across coke & coal logistics fleet (excl. IHO) Delivered FY 2015 Consolidated Adj. EBITDA of ~$186M (1) , in line with revised guidance range of $180M to $190M (2) Initiated additional measures to strengthen Indiana Harbor performance Expanded coal logistics platform with Convent (“CMT”) acquisition and successfully dropped down Granite City Flattened organization, reduced corporate staff by 20% and rationalized discretionary spending Returned ~$64M to SXC investors during 2015 and began de-levering consolidated balance sheet during Q4 (1) For a definition and reconciliation of Adjusted EBITDA, please see appendix. (2) Revised guidance provided October 2015, which included an estimated $20M contribution from Convent SXC Q4 2015 Earnings Call 2

Q4 and Full Year 2015 Overview TM Q4’15 vs. ($ in millions, except volumes) Q4’15 Q4’14 Q4’14 Domestic Coke Sales Volumes 1,013 1,103 (90) Coal Logistics Volumes(2) 5,555 4,301 1,254 Coke Adj. EBITDA(3) $57.6 $75.2 ($17.6) Coal Logistics Adj. EBITDA $20.4 $3.4 $17.0 Coal Mining Adj. EBITDA ($5.5) ($7.0) $1.5 Corporate and Other, including Legacy Costs ($18.2) ($19.7) $1.5 Adjusted EBITDA (Consolidated)(1) $54.3 $51.9 $2.4 Consolidated Adj. EBITDA(1) up $2.4M vs. Q4 ‘14 primarily due to $15.6M benefit of Convent acquisition Largely offset by IHO underperformance and lower coke sales FY Consolidated Adj. EBITDA of ~$186M(1) In-line with guidance of $180M – $190M (4) , including $21M benefit from Convent Decrease vs. 2014 largely due to IHO underperformance, lower domestic coke results and higher Legacy Costs Q4 ‘15 EPS of $0.30 includes gain on debt extinguishment and income tax benefit For a definition and reconciliation of Adjusted EBITDA, please see appendix. Coal Logistics volumes during Q4 2015 include volumes from Convent Marine Terminal. Coke Adjusted EBITDA includes Domestic Coke, Brazil Coke and India Coke segments. Revised guidance provided October 2015, which included an estimated $20M contribution from Convent SXC Q4 2015 Earnings Call 3

Adjusted EBITDA(1) – Q4 '14 to Q4 '15

Fourth quarter results benefited from Convent performance, partially offset by lower coke results

($ in millions)



$51.9
($10.1)
($7.5)
$1.5
$1.5
$1.4
$15.6
$54.3
• ($6.2M) – Lower yield & volumes
• ($5.4M) – O&M under-recovery
• $2.3M – Lower nominal O&M spend
• ($4.1M) – Lower coke sales
• ($2.2M) – Haverhill Chemicals
• ($1.6M) – Jewell Coke separation costs
• ~1.4M transloaded tons
• ~1.0M "pay" tons
• $2.4M – Final revenue accrual from legacy contract
Q4 2014 Adj. EBITDA (Consolidated) (1)
Indiana Harbor
Domestic & Int'l Coke (excl. IHO) (2)
Corporate, Legacy & Other
Coal Mining
Coal Logistics (excl. CMT)
Convent Marine Terminal
Q4 2015 Adj. EBITDA (Consolidated) (1)

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2) International Coke includes Brazil Coke and India Coke.

SXC Q4 2015 Earnings Call 4

Adjusted EBITDA(1) – FY '14 to FY '15

Full-year results impacted by lower coke results, offset partially by strong Coal Logistics performance



($ in millions)
$210.7
($23.7)
($9.4)
($13.0)
($2.9)
$3.1
$21.0
$185.8
• ($30.7M) – O&M under-recovery
• ($4.3M) – Lower coke sales
• $12.4M – Lower nominal O&M spend
• ($7.3M) – Legacy(3)
• ($2.6M) – M&A-related costs
• ($2.1M) – Corporate severance
• ($7.6M) – Jewell Coke separation costs
• ($6.4M) – Haverhill Chemicals
• $3.5M – Brazil coke
FY 2014 Adj. EBITDA (Consolidated) (1)
Indiana Harbor
Domestic & Int'l Coke (excl. IHO) (2)
Corporate, Legacy & Other
Coal Mining
Coal Logistics (excl. CMT)
Convent Marine Terminal
FY 2015 Adj. EBITDA (Consolidated) (1)

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2) International Coke includes Brazil Coke and India Coke.
(3) Includes, among other items, ($12.6M) non-cash pension termination charge, partially offset by $4.5M favorable black lung.

SXC Q4 2015 Earnings Call 5

Domestic Coke Business Summary TM For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA/Ton, please see appendix. Revised guidance provided October 2015. SXC Q4 2015 Earnings Call 6

• ($ 9.6M) – SXC dividend payment $ 41.9 • ($ 2.8M) – Unit repurchases (SXCP) Q3 2015 Income, net of D&A Working Capex Net Debt Capital Allocation Distributions Q4 2015 Cash Balance Gain on Debt Capital & Other Proceeds to SXCP Public Cash Balance Extinguishment Unitholders SXC Q4 2015 Earnings Call 7

Delivered 2015 results in-line with revised guidance and remain poised to achieve 2016 objectives Revised 2015 2015 Guidance 2016 Guidance Metric (Provided Oct. 2015) Results Adjusted EBITDA (1) Consolidated $180M – $190M (3) $185.8M (3) $210M – $235M Attrib. to SXC $102M – $110M (1) $104.6M (1) $105M – $124M Capital Expenditures $75M – $80M $76M ~$45M Domestic Coke Production 4.1 – 4.2 Mt 4.1 Mt ~4.1 Mt Dom. Coke Adj. EBITDA / ton $50 – $55 / ton $51 / ton $50 – $55 / ton Operating Cash Flow $125M – $145M $141.1M $150M – $170M Cash Taxes (2) $8M – $9M $2M $4M – $9M For a definition and reconciliation of 2015 and 2016E Adjusted EBITDA, please see appendix. Included in Operating Cash Flow. Revised 2015 guidance included ~$20M related to the Convent acquisition. Actual Convent contribution during FY 2015 was $21.0 million. SXC Q4 2015 Earnings Call 8

Managing Through Challenging Market Conditions • Remain flexible & responsive to industry backdrop while leveraging unique value proposition Stabilize Indiana Harbor Cokemaking Operations • Improve profitability by executing oven rebuilds and reducing O&M costs Deliver Operations Excellence • Drive strong operational & safety performance across our fleet Achieve Financial Objectives & Strengthen Balance Sheet • Deliver $210M – $235M Consol. Adj. EBITDA guidance & execute de-levering strategy SXC Q4 2015 Earnings Call 9

QUESTIONS SXC Q4 2015 Earnings Call 10

Investor Relations 630-824-1907 www.suncoke.com

APPENDIX SXC Q4 2015 Earnings Call 12

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for impairments, coal rationalization costs, sales discounts, Coal Logistics deferred revenue and interest, taxes, depreciation and amortization attributable to our equity method investment. Prior to the expiration of our nonconventional fuel tax credits in November 2013, Adjusted EBITDA included an add-back of sales discounts related to the sharing of these credits with customers. Any adjustments to these amounts subsequent to 2013 have been included in Adjusted EBITDA. Coal Logistics deferred revenue adjusts for differences between the timing of recognition of take-or-pay shortfalls into revenue for GAAP purposes versus the timing of payments from our customers. This adjustment aligns Adjusted EBITDA more closely with cash flow. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company’s net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Non recurring Coal Rationalization Costs include employee severance, contract termination costs and other one-time costs to idle mines incurred during the execution of our coal rationalization plan. Legacy Costs include royalty revenues, costs associated with former mining employee-related liabilities prior to the implementation of our current contractor mining business. SXC Q4 2015 Earnings Call 13

Reconciliation to Adjusted EBITDA

($ in millions)	FY '15	Q4 '15	Q3 '15	Q2 '15	Q1 '15	FY '14	Q4 '14	Q3 '14	Q2 '14	Q1 '14
Net cash provided by Operating activities	$141.1	$58.1	$6.4	$65.5	$11.1	$112.3	$53.9	$33.1	$36.6	($11.3)
Depreciation, depletion and amortization expense	109.1	33.3	25.6	26.4	23.8	106.3	25.9	22.8	28.6	29.0
(Gain) / Loss on extinguishment of debt	0.5	(8.9)	-	-	9.4	15.4	-	-	15.4	-
Asset and goodwill impairment	-	-	-	-	-	150.3	30.8	16.4	103.1	-
Deferred income tax expense / (benefit)	(5.6)	(12.5)	8.0	(4.2)	3.1	(64.4)	(6.4)	11.9	(66.8)	(3.1)
Changes in working capital and other	26.8	13.3	(10.7)	49.8	(25.6)	6.5	59.4	(24.4)	4.9	(33.4)
Net Income / (Loss)	$10.3	$32.9	($16.5)	($6.5)	$0.4	($101.8)	($55.8)	$6.4	($48.6)	($3.8)
Depreciation, depletion and amortization expense	109.1	33.3	25.6	26.4	23.8	106.3	25.9	22.8	28.6	29.0
Interest expense, net	56.7	5.8	14.6	13.0	23.3	63.2	12.1	11.9	27.1	12.1
Income tax expense / (benefit)	(8.8)	(13.9)	4.8	(0.8)	1.1	(58.8)	(9.9)	6.1	(50.8)	(4.2)
Asset and goodwill impairment	-	-	-	-	-	150.3	30.8	16.4	103.1	-
Nonrecurring coal rationalization costs[(1)]	0.6	0.2	0.8	0.6	(1.0)	18.5	17.7	0.3	0.3	0.2
Sales discounts[(2)]	-	-	-	-	-	(0.5)	-	-	-	(0.5)
Coal Logistics deferred revenue[(3)]	(2.9)	(4.0)	1.1	-	-	-	-	-	-	-
Adjustment to unconsolidated affiliate earnings[(4)]	20.8	-	19.8	0.7	0.3	33.5	31.1	0.3	1.1	1.0
Adjusted EBITDA (Consolidated)	$185.8	$54.3	$50.2	$33.4	$47.9	$210.7	$51.9	$64.2	$60.8	$33.8
Adjusted EBITDA attributable to noncontrolling interests[(5)]	(81.2)	(24.9)	(20.1)	(18.1)	(18.1)	(60.7)	(18.7)	(18.2)	(14.5)	(9.3)
Adjusted EBITDA attributable to SXC	$104.6	$29.4	$30.1	$15.3	$29.8	$150.0	$33.2	$46.0	$46.3	$24.5

(1) Nonrecurring coal rationalization costs include employee severance, contract termination costs and other one-time costs to idle mines incurred during the execution of our coal rationalization plan.

(2) At December 31, 2013, we had $13.6 million accrued related to sales discounts to be paid to our customer at our Granite City facility. During the first quarter of 2014, we settled this obligation for $13.1 million which resulted in a gain of $0.5 million. The gain was recorded in sales and other operating revenue on our Combined and Consolidated Statement of Income.

(3) Coal Logistics deferred revenue represents revenue excluded from sales and other operating income related to the timing of revenue recognition on the Coal Logistics take-or-pay contracts.

(4) Represents SunCoke's share of India JV interest, taxes and depreciation expense. Includes $30.5M impairment of our equity method investment in India in Q4 and FY 2014.

(5) Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy's interest in Indiana Harbor.

SXC Q4 2015 Earnings Call 14

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton							
($ in millions, except per ton data)	Domestic Coke	Brazil Coke	India Coke [1]	Coal Mining	Coal Logistics	Corporate, Legacy Costs and Other	Consolidated
FY 2015							
Adjusted EBITDA	$210.1	$22.4	($1.9)	($18.9)	$38.4	($64.3)	**$185.8**
Sales Volume (thousands of tons)	4,115	1,760	124		18,864		
Adjusted EBITDA per Ton	**$51.06**	**$12.73**	**($15.32)**		**$2.04**		
Q4 2015							
Adjusted EBITDA	$45.3	$12.3		($5.5)	$20.4	($18.2)	**$54.3**
Sales Volume (thousands of tons)	1,013	436			5,555		
Adjusted EBITDA per Ton	**$44.72**	**$28.19**			**$3.67**		
Q3 2015							
Adjusted EBITDA	$55.9	$3.4	($0.8)	($4.9)	$10.4	($13.8)	**$50.2**
Sales Volume (thousands of tons)	1,043	449	35		5,149		
Adjusted EBITDA per Ton	**$53.60**	**$7.58**	**($22.90)**		**$2.02**		
Q2 2015							
Adjusted EBITDA	$56.2	$2.6	($0.4)	($5.4)	$5.0	($24.6)	**$33.4**
Sales Volume (thousands of tons)	1,110	437	43		4,366		
Adjusted EBITDA per Ton	**$50.63**	**$5.95**	**($9.38)**		**$1.15**		
Q1 2015							
Adjusted EBITDA	$52.7	$4.1	($0.7)	($3.1)	$2.6	($7.7)	**$47.9**
Sales Volume (thousands of tons)	950	439	46		3,794		
Adjusted EBITDA per Ton	**$55.63**	**$9.34**	**($15.07)**		**$0.69**		
FY 2014							
Adjusted EBITDA	$247.9	$18.9	($3.1)	($16.0)	$14.3	($51.3)	**$210.7**
Sales Volume (thousands of tons)	4,184	1,516	177		19,037		
Adjusted EBITDA per Ton	**$59.25**	**$12.47**	**($17.51)**		**$0.75**		
Q4 2014							
Adjusted EBITDA	$64.4	$12.2	($1.4)	($7.0)	$3.4	($19.7)	**$51.9**
Sales Volume (thousands of tons)	1,103	419	38		4,301		
Adjusted EBITDA per Ton	**$58.39**	**$29.12**	**($36.84)**		**$0.79**		

(1) Represents SunCoke's share of India JV interest, taxes and depreciation expense.

SXC Q4 2015 Earnings Call

15

Outlook includes benefit of additional 19 oven rebuilds to be completed during 2016 Continue to implement holistic approach to stabilizing production focused on optimizing charge weights & coking cycles Anticipate operational stability will fuel substantial long-term improvement 1,068 1,008 1,008 973 ~1,050 • Expect 2016 performance to set floor for ongoing financial results • O&M cost-sharing mechanism resets in ‘18 (1) 2013A 2014A 2014PF 2015A 2016 to annually budgeted reimbursement rate Guidance Adjusted EBITDA ($M) Coke Production (Kt) Pro Forma represents 2014 actuals, adjusted for the revised O&M cost-sharing mechanism which took effect beginning in 2015. SXC Q4 2015 Earnings Call 16

Significant reduction in Corporate expenses, driven by continued cost discipline and recent organizational rightsizing 2013 2014 2015 2016E Total Salaries & Compensation $44.0M $41.1M $38.2M ~$32M Other Controllable Corporate Expense (1) $40.5M $36.5M $38.9M ~$32M Total Corporate Expense (2) $84.5M $77.6M $77.1M ~$64M ~25% Less: Non-cash Stock Compensation ($7.6M) ($9.8M) ($7.2M) ~($8M) Reduction Since 2013 Total Corporate Cash Expense (2) $76.9M $67.8M $69.9M ~$56M Total Corporate Cash Expense Breakout(2) SXC Corporate (retained) $25.1M $22.4M $23.9M ~$14M Includes SXCP Corporate (direct & allocated) $6.8M $7.2M $13.7M ~$14M ~$28M Operating Assets (allocated) $45.0M $38.1M $32.3M ~$28M allocated to SXCP assets Includes expenses related to consulting & professional services (e.g., legal costs, public company costs, banker fees, etc.), T&E, Board of Directors’ fees, facilities expense, IT, etc. Excludes Legacy costs retained within Corporate and Other segment of ($0.2M), ($14.7M), ($22.0M) and ~($10M) in 2013, 2014 and 2015, 2016E, respectively. SXC Q4 2015 Earnings Call 17

As of 12/31/2015 SXC Attributable Balance Consolidated to SXCP Attributable ($ in millions) to SXC Cash $ 123 $ 49 $ 75 Available Revolver Capacity 155 68 87 Total Liquidity 278 117 162 Total Debt (Long and Short-term) 1,004 899 105 Net Debt (Total Debt less Cash) 881 850 30 FY 2015 Adjusted EBITDA $ 186 $ 192 $ 105 Proforma FY 2015 Adj. EBITDA (1) $ 217 $ 229 $ 112 Proforma Gross Debt / FY 2015 Adj. EBITDA 4.6x 3.9x 0.9x Proforma Net Debt / FY 2015 Adj. EBITDA 4.1x 3.7x 0.3x Proforma Adjusted EBITDA includes $52.5M contribution from Convent Marine Terminal (i.e., mid-point of FY 2016 guidance) and the full year impact of a dropdown of 23% in Granite City. SXC Q4 2015 Earnings Call 18

Maintain sufficient liquidity position, with no near-term debt maturities ($ in millions; as of December 31, 2015) SXCP unsecured bonds: $552M SXC Maturities SXCP Maturities • SXCP secured revolver: $182M • SXCP secured term loan: $50M • SXC unsecured bonds: $45M SunCoke Energy 2015 Investor Day 19

2016E Guidance Reconciliation

($ in millions)	2016E Low	2016E High
Net cash provided by Operating activities	$150	$170
Depreciation and amortization expense	(104)	(104)
Gain on extinguishment of debt	-	-
Asset and goodwill impairment	-	-
Coal Logistics deferred revenue[1]	-	-
Changes in working capital and other	(10)	(12)
Net Income	$36	$54
Depreciation and amortization expense	104	104
Interest expense, net	62	58
Income tax expense	3	14
Asset and goodwill impairment	-	-
Nonrecurring coal rationalization costs	5	5
Coal Logistics deferred revenue[1]	-	-
Adjustment to unconsolidated affiliate earnings[2]	-	-
Adjusted EBITDA (Consolidated)	$210	$235
Adjusted EBITDA attributable to noncontrolling interests[3]	(105)	(111)
Adjusted EBITDA attributable to SXC	$105	$124

(1) Coal Logistics deferred revenue represents revenue excluded from sales and other operating income related to the timing of revenue recognition on the Coal Logistics take-or-pay contracts, and reflects take-or-pay volume during the pre-acquisition period which, for U.S. GAAP purposes, is recognized as earnings at year-end.

(2) Represents SunCoke's share of India JV interest, taxes and depreciation expense.

(3) Represents Adjusted EBITDA attributable DTE Energy's interest in Indiana Harbor, as well as to SXCP public unitholders. Adjusted EBITDA attributable to SXCP includes a special deduction for the general partner in an amount equal to the corporate cost reimbursement holiday, in this case assuming a $28 million deduction in 2016. Actual capital allocation decisions to be made quarterly.

SXC Q4 2015 Earnings Call 20

Capital Expenditures TM 2015 CapEx ($ in millions) SXC SXCP Consolidated Ongoing(1) $30 $21 $51 Other 4 0 4 Environmental Project 0 21 21 Total CapEx (excl. pre-funded Ship loader) $34 $42 $76 Coal Logistics: Ship loader (pre-funded) $0 $5 $5 2016 Expected CapEx ($ in millions) SXC SXCP Consolidated Ongoing(2) $23 $15 $38 Other 4 0 4 Environmental Project 0 3 3 Total CapEx (excl. pre-funded Ship loader) $27 $18 $45 Coal Logistics: Ship loader (pre-funded) $0 $12 $12 2015 consolidated includes approximately $50M in ongoing Coke Capex and $1M ongoing Coal Logistics. 2016 consolidated includes approximately $34M in ongoing Coke CapEx and $4M ongoing Coal Logistics. SXC Q4 2015 Earnings Call 21